SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2008

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of

Incorporation or Organization)

001-12882	88-0242733
(Commission File Number)	(I.R.S. Employer Identification No.)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices) (Zip Code)

(702) 792-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On September 23, 2008, Echelon Resorts Corporation (“ERC”), a wholly-owned subsidiary of Boyd Gaming Corporation (the “Company”), entered into a Third Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement (the “Third Amendment”), with Morgans/LV Investment LLC (“Morgans”). The Third Amendment further amends that certain Morgans Las Vegas, LLC Limited Liability Company Agreement, dated as of January 3, 2006 and previously amended on May 15, 2006 and June 30, 2008 (as so amended, the “LLC Agreement”), between ERC and Morgans.

Pursuant to the terms of the Third Amendment, the outside start date for purposes of the LLC Agreement has been extended from September 15, 2008 to December 31, 2009. The Third Amendment also amends certain other provisions of the LLC Agreement, as set forth therein, including, among others, the return to Morgans of its $30 million deposit, with adjustments for interest and certain other expenses, an agreement to provide for reductions to Morgans’ and the Company’s respective capital contribution obligations under the LLC Agreement, and a provision that permits either party, prior to the outside start date, to dissolve Morgans Las Vegas, LLC and terminate the LLC Agreement for any reason upon twenty (20) days’ prior written notice.

The foregoing description of the Third Amendment is qualified in its entirety by the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

10.1	Third Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation, dated as of September 23, 2008.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, hopes or intentions regarding the future, including, but not limited to, statements regarding our Echelon development and the timing and source of funds for such development. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. In particular, we can provide no assurances regarding the various expansion projects, including the development plans for the Echelon development project, and whether such project will be completed within the estimated time frame and budget, or at all. Factors that could cause actual results to differ are discussed in Part II, Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2008, and in our other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this document are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: September 25, 2008	/s/ JOSH HIRSBERG
Josh Hirsberg
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit	Description

10.1	Third Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation, dated as of September 23, 2008.